UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2007

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2007, Nobel Learning Communities, Inc., (the “Company”) filed certificates (the “Certificates of Elimination”) with the Secretary of State of Delaware that eliminate from the Company’s certificate of incorporation all references to the Company’s Series E Convertible Preferred Stock and the Company’s Series F Convertible Preferred Stock. No shares of the Company’s Series E or Series F Convertible Preferred Stock are outstanding. Copies of the Certificates of Elimination are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Elimination of the Designation of the Series E Convertible Preferred Stock of Nobel Learning Communities, Inc.

3.2	Certificate of Elimination of the Designation of the Series F Convertible Preferred Stock of Nobel Learning Communities, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nobel Learning Communities, Inc. (Registrant)

May 17, 2007	By:	/s/ George Bernstein
	Name:	George Bernstein
	Title:	Chief Executive Officer

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